Exhibit 99.1

Contact:
Jennifer Flachman
AMERCO Investor Relations
(602) 263-6568
flachman@amerco.com

For Immediate Release:
July 15, 2003

AMERCO DELAYS FILING FORM 10-K

RENO, Nev. - AMERCO (Nasdaq: UHALQ) announced today that its Annual Report on Form 10-K, which will contain audited financial statements for fiscal year 2003 and re-audited financial statements for fiscal years 2002 and 2001, has been delayed. The Company is taking steps to expedite and conclude the audit process so that it can file its Form 10-K as soon as practicable.

For more information about AMERCO, please visit www.amerco.com.

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